UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary information statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive information statement

EWRX INTERNET SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction: $

(5)	Total fee paid: $

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EWRX INTERNET SYSTEMS, INC.

25 Fordham Drive
Buffalo, New York 14216

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To the Stockholders of EWRX Internet Systems, Inc.:

We are writing to advise you that our principal stockholder, owning approximately 65% of our outstanding shares of common stock, has approved by written consent in lieu of a stockholders’ meeting, the proposals to change our corporate name to DLD Group, Inc. On August 5, 2012, our board of directors unanimously approved the above proposals and to amend our articles of incorporation as appropriate.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE PRINCIPAL STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you. The accompanying Information Statement is furnished only to inform stockholders of those actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is first being mailed to you on or about September [__], 2012 and we anticipate the effective date of the proposed actions to be September [__], 2012 or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent. Please read the accompanying Information Statement carefully.

September [__], 2012	Very truly yours

/s/ Fenglin Wang
Fenglin Wang
President

EWRX INTERNET SYSTEMS, INC.

25 Fordham Drive
Buffalo, New York 14216

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of EWRX Internet Systems, Inc., a Nevada corporation, which we refer to herein as “EWRX,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about September [__], 2012. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

On August 5, 2012, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 100,000,000 shares of common stock issued and outstanding. The common stock constitutes the sole outstanding class of EWRX voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On August 23, 2012, our principal stockholder who beneficially owns 65,000,000 shares, or approximately 65% of our issued and outstanding common stock, consented in writing to change our corporate name to DLD Group, Inc.

Also on August 5, 2012, our board of directors approved the above actions, subject to approval by the stockholders. No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken. In addition, pursuant to the laws of Nevada, the actions to be taken by majority written consent in lieu of a special stockholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will” “should," “expect," "intend," "plan," anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein. Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

          Q: Why did I receive this Information Statement?

          A: A stockholder owning a majority of our outstanding shares took action by written consent in lieu of a stockholders’ meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

          Q: What actions did the stockholder take?

          A: Our principal stockholder, Fenglin Wang, executed a written consent on August 23, 2012 approving the proposal that we change our corporate name to DLD Group, Inc. Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

          Q: What action do I need to take as a stockholder?

          A: You are not required to take any action. The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement. If you desire to have your share certificate exchanged for a new certificate representing the post-split shares, you will find instructions in this Information Statement.

          Q: Am I entitled to appraisal rights?

          A: No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by written consent.

          Q: Where can I find more information about the company?

          A: As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

          Q: Who can help answer my questions?

          A: If you have questions about the the company after reading this Information Statement, please contact us in writing at our principal executive offices at 25 Fordham Drive, Buffalo, New York 14216, Attention Chief Executive Officer, or by telephone at (716) 698-1972.

SUMMARY

          This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary. This summary also provides cross-references to the location in the Information Statement of the information summarized.

EWRX Internet Systems, Inc.

          Since we formally ceased operations, we have had no business or operations. Recently, our management determined that it was in the best interests of our shareholders to seek an operating company to acquire. On July 3, 2012, our majority shareholder entered into a Common Stock Purchase Agreement with International Dianliandian Shops Network Science & Technology Corporation, a New York Corporation, Mr. Fenglin Wang, Dr. Wenyi Yu, Mr. Wenyong Wang, Ms. Fang Wang, Mr. Jihuai Bao and Mr. Fang Cheng for the sale of Seventy Five Million Nine Hundred Twenty Three Thousand Seven Hundred Thirty Three (75,923,733) shares of our Common Stock, representing approximately 75.92% of our issued and outstanding common shares (the “Change of Control”). Pursuant to the Change of Control, our officers and directors resigned and new officers and directors were appointed. The new management is working to acquire a company that focuses on exporting US made products to China via an online shopping service platform.

          The Company has been in a state of reorganization and development over the past two years. We were unsuccessful in executing our business plan and therefore were forced to cease operating and enter into the Change of Control transaction. The Company continues to experience financial deficiencies that have been a source of constant concern over this and previous periods in its operations.

          Corporate Name Change (Page [__])

          Our board of directors has also approved a change in our corporate name to DLD Group, Inc. We believe that this change will better identify our business endeavors following completion of the Change of Control.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDER

          As of the date of the written consent by our majority stockholder on August 23, 2012, EWRX had issued and outstanding 100,000,000 shares of common stock. Each share of common stock is entitled to one vote on matters submitted for stockholder approval.

          On August 23, 2012, the board of directors received a written consent approving the actions to effect the change in corporate name. Because the actions were approved by the written consent of stockholders holding a majority of our outstanding shares, no proxies are being solicited with this Information Statement.

          Nevada corporate law provides in substance that unless a company’s articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

          The consenting stockholder is the beneficial owner of 65,000,000 shares of our common stock, which represents approximately 65% of the 100,000,000 voting shares outstanding. The consenting stockholder voted in favor of the proposed actions described herein pursuant to written consent dated August 23, 2012. No consideration was paid for the consent. The consenting stockholder is set forth below.

Name	Number of Shares Percent(1)
Fenglin Wang	65,000,000
_________________________
Note:	Unless otherwise indicated, we have been advised that the stockholder set forth above has sole voting and investment power over his shares indicated above.

(1)	Based upon 100,000,000 shares of common stock outstanding on August 23, 2012.

7

CHANGE OF CORPORATE NAME

          On August 5, 2012, our board of directors approved, subject to receiving the approval of the holders of a majority of our outstanding common stock, an amendment of our articles of incorporation to change our corporate name to DLD Group, Inc. Also on August 23, 2012, a stockholder holding approximately 65% of our outstanding shares approved the amendment pursuant to written consent. The amendment effecting the change of our corporate name will become effective upon filing the certificate of amendment with the Secretary of State of the State of Nevada, which will occur following the 20th day after the mailing of this Information Statement to our stockholders as of the record date.

          Our board of directors believes that the change of our corporate name will better identify our business endeavors following the Change of Control.

          We are hereby notifying our stockholders of the approval of the amendment to our articles of incorporation and, pursuant to the Exchange Act, filing this Information Statement on Schedule 14C, which will be mailed to all stockholders of record as of the record date established therefore.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each director and named executive officer, (ii) all executive officers and directors as a group; and (iii) each shareholder known to be the beneficial owner of 5% or more of the outstanding ordinary shares of the Company as of August 29, 2012.

          Beneficial ownership is determined in accordance with the rules of the SEC. Generally, a person is considered to beneficially own securities: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, and (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). For purposes of computing the percentage of outstanding shares held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of August 29, 2012 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise indicated below, the address of each person listed in the table below is c/o 25 Fordham Drive, Buffalo, New York 14216.

	Amount and Nature of
	Beneficial Ownership
	Common Stock (1)
	No. of
Name and Address of Beneficial Owner	Shares		% of Class
Directors and Officers
Fenglin Wang, Chairman and President	65,923,733	(2)	65.92%

Keren Zhao, Chief Executive Officer	0		0.00%

Wenyi Yu, Director	3,000,000		3.00%

Wenyong Wang, Director	3,000,000		3.00%

Fang Wang, Director	2,500,000		2.50%

All officers and directors as a group (5 persons)	74,423,733		74.42%

5% Security Holders Fenglin Wang, Chairman and President	65,923,733		65.92%

(1)	Based on 100,000,000 shares of common stock issued and outstanding as of August 29, 2012.
(2)

Includes (i) 923,733 shares of common stock held by Dianliandian Discount Shopping Service Network, of which Mr. Fenglin Wang is the President, Chief Executive Officer, Chairman and owner of Dianliandian Shops Network Science & Technology Corporation and thus has voting and dispositive control over securities held by it.

WHERE YOU CAN FIND MORE INFORMATION

          We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about Greyhound that we file electronically with the SEC.

EFFECTIVE DATE

          Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the corporate name change shall not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on September [__], 2012.

MISCELLANEOUS MATTERS

          The entire cost of furnishing this Information Statement will be borne by the company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on August 5, 2012, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

          This Information Statement is being mailed on or about September [__], 2012 to all stockholders of record as of the record date.

CONCLUSION

          As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

August 29, 2012	/s/ Fenglin Wang
Fenglin Wang
President

APPENDIX A

ROSS MILLER Secretary of State 204 North Carson Street Carson City, NV 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation: EWRX Internet Systems, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Article 1 shall be amended to read:

Name of Corporation: “DLD Group, Inc."

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 65,000,000 shares (65%)

4.	Effective date of filing (optional):

5.	Signature: (required)

/S/ Fenglin Wang
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approve by the vote, in addition to the affirmative vote otherwise required of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPROTANT:      Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.